SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report: September 15, 1997
(Date of earliest event reported)


Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-MD VI
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(Exact Name of registrant as specified in its charter)

Delaware                  33-49370-02                        13-3672337
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(State or Other Juris-    (Commission                      (I.R.S. Employer
diction of Incorporation)  File Number)                     Identification
Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:           212-667-9300
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                 This Document contains exactly  20 Pages.
                    The Exhibit Index is on Page 05.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the September 15, 1997 monthly distribution report prepared by the Trustee, pursuant to
Section 4.02(a) thereof.

                Servicer has received and presented copies of the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan to the Trustee. Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the MHP II loan and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

     (c)     Exhibits


                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.     Description

    7.1             99              Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on September
                                    15, 1997

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     AMRESCO MORTGAGE
                                                     CAPITAL, INC.
                                                     AS GENERAL PARTNER OF
                                                     AMRESCO SERVICES L.P., IN
                                                     ITS CAPACITY AS SERVICER
                                                     UNDER THE POOLING AND
                                                     SERVICING AGREEMENT ON
                                                     BEHALF OF  ASSET
                                                     SECURITIZATION
                                                     CORPORATION, REGISTRANT







                                                   By:/s/ Daniel B. Kirby
                                                          Daniel B. Kirby,
                                                         Senior Vice President


                                                   By:/s/ Sean D. Reilly
                                                         Sean D. Reilly
                                                         Vice President


Date: September 22, 1997

                                   EXHIBIT INDEX



                     Item 601(a) of
                     Regulation S-K
     Exhibit No.     Exhibit No.             Description

     7.1             99              Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on August
                                     13, 1997